UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 16, 2006

Veritas DGC Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7427	76-0343152
(Commission File Number)	(I.R.S. Employer Identification No.)

10300 Town Park Drive
Houston, Texas	77072
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 351-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On January 16, 2006, Veritas DGC Inc. (the “Registrant”) issued a press release reporting that its subsidiary, Veritas Energy Services Inc., an Alberta corporation, has accelerated the automatic redemption date of Veritas Energy Services’ exchangeable shares and its class A exchangeable shares, series 1 to May 16, 2006, and that the Registrant has exercised its right to redeem both classes of Veritas Energy Services exchangeable shares.  A copy of the press release is attached as Exhibit 99.1.

On May 16, 2006, the anticipated closing date, each Veritas Energy Services exchangeable share of both classes then outstanding will be exchanged on a one-for-one basis for the Registrant’s common stock, $.01 par value.  At the close of business on January 12, 2006, there were 12,553 exchangeable shares and 79,091 class A exchangeable shares, series 1 which are subject to redemption.  All other exchangeable shares of both classes of Veritas Energy Services have previously been exchanged by the holders thereof on a voluntary basis.  Following the redemption on May 16, the Registrant will own all of the issued and outstanding capital stock of Veritas Energy Services.

The original exchangeable shares were issued by Veritas Energy Services in connection with the business combination of the Registrant and Veritas Energy Services in 1996.  The remaining exchangeable shares, the class A exchangeable shares, series 1, were issued by Veritas Energy Services in connection with its acquisition of Enertec Resource Services Inc. in 1999.  Since their original issuance, both classes of exchangeable shares have been exchangeable on a one-for-one basis for one share of the Registrant’s common stock and, by means of a class of special voting shares, holders of exchangeable shares have voting rights virtually identical to holders of the Registrant’s common stock on matters on which the Registrant’s shareholders are entitled to vote.  Since they were issued, the Registrant has included the exchangeable shares in its reported number of shares outstanding.

Commencing on January 16, 2006, a notice in the form attached as Exhibit 99.2 is being sent to each holder of record of Veritas Energy Services exchangeable shares of both classes.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibit

Exhibit No.	Description

99.1	Press release issued January 16, 2006

99.2	Form of Notice to Holders of Exchangeable Shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS DGC INC.

Date:	January 18, 2006	By:	/s/ LARRY L. WORDEN
		Name:	Larry L. Worden
		Title:	Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued January 16, 2006

99.2	Form of Notice to Holders of Exchangeable Shares